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                                                                    Exhibit 99.2

NEWS RELEASE

Investor Relations Contact:                    Corporate Communications Contact:
Sonia Segovia, IR Coordinator                  Abbie Kendall, Principal
PDF Solutions, Inc.                            Armstrong Kendall, Inc.
Tel: (408) 938-6491                            Tel: (503) 672-4681
Email: sonia.segovia@pdf.com                   Email: abbie@akipr.com

                 PDF SOLUTIONS(R) PROVIDES FINANCIAL OUTLOOK FOR
                  THE SECOND AND THIRD FISCAL QUARTERS OF 2004

      SAN JOSE, Calif. -- April 22, 2004 -- PDF Solutions, Inc. (Nasdaq: PDFS), the leading provider of process-design integration technologies to enhance IC manufacturability, today provided its updated financial outlook for the second fiscal quarter ending June 30, 2004 and its outlook for the third fiscal quarter ending September 30, 2004.

      PDF Solutions expects total revenue in the range of $14.6 million to $15.1 million for the second fiscal quarter ending June 30, 2004. Gainshare revenue for the quarter is expected to increase to a range of $1.7 million to $1.9 million. On a GAAP basis, net loss for the second fiscal quarter of 2004 is projected in a range of ($525,000) to ($30,000), or ($0.02) to ($0.00) per diluted share.

      PDF Solutions expects total revenue in the range of $16.0 million to $16.8 million for the third fiscal quarter ending September 30, 2004. On a GAAP basis, net income (loss) for the third fiscal quarter of 2004 is projected in a range of ($75,000) to $420,000, or ($0.00) to $0.02 per diluted share.
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      In addition to using GAAP results in evaluating PDF's business, management also believes it useful to measure results using a non-GAAP measure of net income (loss), which excludes amortization of stock-based compensation and acquired intangible assets. Non-GAAP net income for the second fiscal quarter ending June 30, 2004 is projected in a range of $810,000 to $1.3 million, or $0.03 to $0.05 per diluted share. Non-GAAP net income for the third fiscal quarter ending Septemeber 30, 2004 is projected in a range of $1.2 million to $1.7 million, or $0.04 to $0.06 per diluted share.

      As previously announced, the company will hold a live conference call beginning at 3:00 p.m. PDT/6:00 p.m. EDT today to discuss its first quarter 2004 results and financial outlook for the second and third quarters of 2004. A live webcast of this conference call will be available on the company's website at http://ir.pdf.com/medialist.cfm. A replay of the call will be available at the same website address beginning approximately two hours after completion of the live call. Further, a copy of this press release, including the disclosure and reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP measure, which non-GAAP measures may be used periodically by the company's management when discussing financial results with investors and analysts, will be available on the company's website at http://www.pdf.com/news_archive.phtml following the date of this release.

EFFECTIVENESS OF GUIDANCE

The outlook set forth above represents PDF Solutions' expectations only as of the date of this release, and should not be viewed as a statement about PDF Solutions' expectations after this date. Although this release will remain available on PDF Solutions' website, its continued availability does not indicate that PDF Solutions is reaffirming or confirming its continued validity. PDF Solutions does not intend to report on its progress, or provide comments to analysts or investors on, or otherwise, update such guidance until it releases its quarterly results.

ABOUT PDF SOLUTIONS

PDF Solutions, Inc. (Nasdaq: PDFS) is the leading provider of process-design integration technologies for manufacturing integrated circuits (ICs). PDF's software, methodologies and services enable semiconductor companies to create IC designs that can be more easily manufactured using manufacturing processes that are more capable. By simulating deep sub-micron product and process interactions, the PDF solution offers clients reduced time to market, increased IC yield and performance, and enhanced product reliability and profitability. Headquartered in San Jose, Calif., PDF Solutions operates worldwide with additional offices in Europe and Japan. For more information, visit www.pdf.com.

PDF Solutions(R) is a registered trademark of PDF Solutions, Inc.

FORWARD-LOOKING STATEMENTS

The statements in this press release regarding PDF's 2004 second and third fiscal quarter outlook, including expected revenue, net income (loss) and net income (loss) per share, are forward looking. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: any unforeseen industry changes; difficulties in modifying PDF's solutions on a timely basis; and changes in the marketplace for our solutions, including the introduction of products or services competitive with PDF's products and services. Readers should also refer to the risk disclosures set forth in PDF's periodic public filings with the Securities and Exchange Commission, including, without limitation, its annual report on Form 10-K, most recently filed on March 15, 2004 (as amended), and its quarterly reports on Form 10-Q, most recently filed on November 14, 2003 (as amended). The forward-looking statements contained in this release are made as of the date hereof, and PDF does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.
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                               PDF SOLUTIONS, INC.
         RECONCILIATION OF PROJECTED REPORTED GAAP NET INCOME (LOSS) TO
                      PROJECTED NON-GAAP NET INCOME (LOSS)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             THREE MONTHS ENDING
PROJECTED RESULTS                                               JUNE 30, 2004
                                                        -----------------------------
GAAP net loss per share - diluted ................   $ (0.02)     to      $   (0.00)
                                                     -------              ---------
GAAP net loss ....................................   $  (525)     to      $     (30)
Stock-based compensation amortization ............       140                    140
Amortization of acquired intangibles, net of taxes     1,195                  1,195
                                                     -------              ---------
Non-GAAP net income ..............................   $   810      to      $   1,305
                                                     -------              ---------
Non-GAAP net income per share - diluted ..........   $  0.03      to      $    0.05
                                                     -------              ---------
Weighted average common shares - basic ...........    25,500                 25,500
                                                     -------              ---------
Weighted average common shares - diluted .........    27,000                 27,000
                                                     -------              ---------

                                                           THREE MONTHS ENDING
PROJECTED RESULTS                                           SEPTEMBER 30, 2004
                                                      -----------------------------
GAAP net income (loss) per share - diluted .......    $ (0.00)     to      $   0.02
                                                      -------              --------
GAAP net income (loss) ...........................    $   (75)     to      $    420
Stock-based compensation amortization ............         85                    85
Amortization of acquired intangibles, net of taxes      1,145                 1,145
                                                      -------              --------
Non-GAAP net income ..............................    $ 1,155      to      $  1,650
                                                      -------              --------
Non-GAAP net income per share - diluted ..........    $  0.04      to      $   0.06
                                                      -------              --------
Weighted average common shares - basic ...........     25,700                25,700
                                                      -------              --------
Weighted average common shares - diluted .........     27,300                27,300
                                                      -------              --------